                     AMENDMENT NO. 1 TO REVOLVING CREDIT,
                     TERM LOAN AND REIMBURSEMENT AGREEMENT

     THIS AMENDMENT NO. 1 TO REVOLVING CREDIT, TERM LOAN AND REIMBURSEMENT AGREEMENT (this "Agreement") is made and entered into as of the 31st day of March, 1995 among:

     NORTH AMERICAN BIOLOGICALS, INC., a Delaware corporation ("Borrower"); and

     NATIONSBANK OF FLORIDA, NATIONAL ASSOCIATION, a national banking association in its capacity as a lender (the "Lender") and as agent for the Lender (the "Agent");

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Borrower, the Lender and the Agent have entered into a Third Amended and Restated Revolving Credit, Term Loan and Reimbursement Agreement dated as of December 1, 1994, as amended hereby (the "Credit Agreement") pursuant to which the Lenders agreed to make a revolving credit loan and a term loan to the Borrower and to issue certain letters of credit on behalf of the Borrower (the "Loans"); and

     WHEREAS, the Borrower has requested that the Credit Agreement be amended in the manner set forth herein and the Lender is willing to agree to such amendment; and

     NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

     1.  Definitions.  Any capitalized terms used herein without definition
         -----------
shall have the meaning set forth in the Credit Agreement. The term "Credit Agreement" as used herein and in the Credit Agreement and other Loan Documents shall mean the Credit Agreement as hereby amended.

     2.  Amendment. Subject to the terms and conditions set forth herein, the
         ---------
Credit Agreement is hereby amended as follows:

     (a) The definition of "Revolving Credit Termination Date" is amended by changing the date "January 31, 1996" to "January 31, 1997."

     (b) Section 2.15 is hereby amended so that, as amended, it shall read as follows:

          "2.15  Extension of Revolving Credit Termination Date.  At the request
                 ----------------------------------------------
     of the Borrower the Lenders may, in their sole discretion, elect to extend the Revolving Credit Termination Date then in effect for up to two additional periods of one year each. The Borrower shall notify the Lenders of their request for such an extension by delivering to the Agent and the Lenders notice of such request signed by an Authorized Representative not more than one hundred twenty (120) days nor less than sixty (60) days prior to any anniversary of the Closing Date. If the Lenders shall elect to so extend, the Agent shall notify the Borrower in writing within thirty (30) days of its receipt of such request for extension of the decision of the Lenders of whether to extend the Revolving Credit Termination Date. Failure by the Agent to give such notice shall, constitute refusal by the Lenders to extend the Revolving Credit Termination Date.

     (c) Section 8.06 is hereby amended so that, as amended, it shall read as follows:

     "8.06  Indebtedness. Incur, create, assume or permit to exist any
            ------------
Indebtedness, howsoever evidenced, except

          (a) Indebtedness existing as of the date hereof and as set forth in
     Schedule 8.06 attached hereto and incorporated herein by reference;
     -------------

          (b) Indebtedness owed the Agent or the Lenders in connection with this Agreement;

          (c) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

          (d) additional Indebtedness of the Borrower of not to exceed in the aggregate outstanding amount $500,000;

          (e) Indebtedness consisting of Rate Hedging Obligations under swap Agreements with any Lender in an aggregate amount not in excess of $1,500,000; and

          (f) Indebtedness of the Borrower under the Flexible Term Notes."

     (d) Section 8.07 is hereby amended by adding a new subparagraph (g) which shall follow subparagraph (f) and shall read as follows:

          "(g) Liens created in connection with the Mortgages, the Security Agreement or any other document or instrument which creates a security interest in favor of the Agent or the Lenders in accordance with this Agreement."

     (e) Section 8.09(e) is hereby amended so that, as amended, it shall read as follows:

          "(e) loans and advances to (A) officers and stockholders of the Borrower or the Guarantors in an aggregate amount at any time not to exceed $750,000 and (B) Guarantors in an aggregate amount at any time not to exceed 25% of Consolidated Stockholders Equity provided that such loans and advances shall not exceed (i) in the case of any single Guarantor, 15% of Consolidated Stockholders Equity or (ii) in the case of any Guarantor that is not a United States domestic, $2,000,000."

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     3.  Representations and Warranties.  In order to induce the Agent and
         ------------------------------
the Lender to enter into this Agreement, the Borrower represents and warrants to the Agent and the Lender as follows:

     (a) The representations and warranties made by Borrower in Article VI of the Credit Agreement are true in all material respects on and as of the date hereof;

     (b) There has been no material change in the condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, since the date of the most recent financial reports of the Borrower received by the Agent and the Lender under Section 6.01(f) of the Credit Agreement, other than changes in the ordinary course of business;

     (c) The business and properties of the Borrower and its Subsidiaries, taken as a whole, are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by the Agent and the Lender under Section 6.01(f) of the Credit Agreement, have not been adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

     (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Credit Agreement either immediately or with the lapse of time or the giving of notice, or both.

     4.  Miscellaneous.
         -------------

     (a) All instruments and documents incident to the consummation of the transactions contemplated hereby shall he reasonably satisfactory in form and substance to the Agent and its counsel.

     (b) This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof.

     (c) Except as hereby specifically amended, modified or supplemented, the terms of the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

                           [Signature page follows.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                       BORROWER:

WITNESS:                               NORTH AMERICAN BIOLOGICALS, INC.


  /s/ Monique H. Smith                 By: /s/ Alfred J. Fernandez
----------------------                    ------------------------------------
                                       Name:  Alfred J. Fernandez
  /s/ Angela Schuester                 Title:   Vice President - Finance
----------------------

                                       LENDER:

WITNESS:                               NATIONSBANK OF FLORIDA, NATIONAL
                                       ASSOCIATION

  /s/ Caridad M. Diaz                  By: /s/ Allison Freeland
---------------------                     ------------------------------------
                                       Name:  Allison Freeland
  /s/ Caridad Garmendias               Title:   Vice President
------------------------

                                       AGENT:

WITNESS:                               NATIONSBANK OF FLORIDA, NATIONAL
                                       ASSOCIATION

  /s/ Caridad M. Diaz                  By: /s/ Allison Freeland
---------------------                     ------------------------------------
                                       Name:  Allison Freeland
  /s/ Caridad Garmendias               Title:   Vice President
------------------------